Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hungarian Telephone and Cable Corp., a Delaware corporation (the “Company”), on Form 10-Q for the fiscal quarter ended June 30, 2008, as filed with the Securities and Exchange Commission (the “Report”), Robert Bowker, Chief Financial Officer of the Company, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert Bowker
Robert Bowker
Chief Financial Officer
August 8, 2008

[A signed original of this written statement required by Section 906 has been provided to Hungarian Telephone and Cable Corp. and will be retained by Hungarian Telephone and Cable Corp. and furnished to the Securities and Exchange Commission or its staff upon request.]